Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of October 26, 2015 among Baxter Healthcare SA, a corporation duly organized and existing under the laws of Switzerland (“Baxter Healthcare SA”), Baxter World Trade SPRL, a corporation duly organized and existing under the laws of Belgium (“Baxter World Trade SPRL”) (Baxter Healthcare SA and Baxter World Trade SPRL are each individually a “Borrower” and collectively, the “Borrowers), J.P. Morgan Europe Limited, as administrative agent under the hereinafter defined Credit Agreement (the “Administrative Agent”), the other financial institutions signatory hereto and, solely for purposes of Section 8 hereof, Baxter International Inc., a Delaware corporation.

R E C I T A L S:

A. The Borrowers, the Administrative Agent and the Banks are party to a Credit Agreement dated as of July 1, 2015 (the “Credit Agreement”).

B. The Borrowers, the Administrative Agent and the undersigned Banks wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Definitions. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings specified in the Credit Agreement.

2. Amendment to Credit Agreement. Upon the Effective Time (as defined below), the definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) of fifty percent (50%) or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Guarantor or (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof), other than the Guarantor or any of its Wholly-Owned Subsidiaries, of fifty percent (50%) or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of a Borrower.

3. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that:

(a) the execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally; and

(b) no Event of Default or Unmatured Event of Default has occurred and is continuing.

4. Effective Time. This Amendment shall become effective on the date (the “Effective Time”) upon the execution and delivery hereof by the Borrowers, Baxter International Inc., the Administrative Agent and the Majority Banks.

5. Miscellaneous.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

(d) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of manually executed counterpart hereof.

(e) This Amendment is a Loan Document.

6. Costs and Expenses. Each Borrower hereby affirms its obligation under Section 11.04 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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8. Reaffirmation. Baxter International Inc. hereby (a) consents to this Amendment and each of the transactions referenced herein, (b) reaffirms its obligations under the Guaranty and (c) agrees that all references in any Loan Document to the “Credit Agreement” shall hereafter mean and be a reference to the Credit Agreement as amended by this Amendment.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BAXTER HEALTHCARE SA

By:	/s/ Marcel Fausch
Name:	Marcel Fausch
Title:	Authorized Representative

By:	/s/ Justin Azzopardi
Name:	Justin Azzopardi
Title:	Authorized Representative

BAXTER WORLD TRADE SPRL

By:	/s/ David P. Scharf
Name:	David P. Scharf
Title:	Authorized Representative

Signature page to Baxter Healthcare First Amendment

BAXTER INTERNATIONAL INC.

By:	/s/ David P. Scharf
Name:	David P. Scharf
Title:	Corporate Vice President and General Counsel

Signature page to Baxter Healthcare First Amendment

J.P. MORGAN EUROPE LIMITED,
as Administrative Agent

By:	/s/ Belinda Lucas
Name:	Belinda Lucas
Title:	Associate

Signature page to Baxter Healthcare First Amendment

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Bank

By:	/s/ Alastair Stevenson
Name:	Alastair Stevenson
Title:	Managing Director

Signature page to Baxter Healthcare First Amendment

CITIBANK, N.A., London Branch

By	/s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

Signature page to Baxter Healthcare First Amendment

DEUTSCHE BANK AG, LONDON BRANCH

By	/s/ Julian Puddick
Name: Julian Puddick
Title: Director

By	/s/ Paul Hogan
Name: Paul Hogan
Title: Vice President

Signature page to Baxter Healthcare First Amendment

Bank of America, N.A.

By	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

Signature page to Baxter Healthcare First Amendment

BARCLAYS BANK PLC

By	/s/ T. Pham
Name: T. Pham
Title: Director

Signature page to Baxter Healthcare First Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By	/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

Signature page to Baxter Healthcare First Amendment

DANSKE BANK A/S

By /s/ Merete Ryvald-Christensen
Name: Merete Ryvald-Christensen
Title: Chief Loan Manager

By	/s/ Gerg Carstens
Name: Gert Carstens
Title: Senior Loan Manager

Signature page to Baxter Healthcare First Amendment

UBS AG, Stamford Branch

By	/s/ Denis Bushee
Name: Denise Bushee
Title: Associate Director

By	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

Signature page to Baxter Healthcare First Amendment